Annual Total Returns- Invesco Government and Agency Portfolio (CAVU Securities Share) [BarChart] - CAVU Securities Share - Invesco Government and Agency Portfolio - CAVU Securities Class	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.03%	0.03%	0.02%	0.01%	0.05%	0.28%	0.79%	1.75%	2.10%	0.38%